                                                             Exhibit (a)(1)(ii)

                         Internet Capital Group, Inc.

                             Letter of Transmittal

                  Pursuant to the Offer to Purchase for Cash
                 Up to $200,000,000 Aggregate Principal Amount
                              of its Outstanding
                 51/2% Convertible Subordinated Notes due 2004
                   at a Purchase Price Not Greater than $250
                              Nor Less than $200
                         Per $1,000 Principal Amount,
                   Plus Accrued and Unpaid Interest Thereon

THE OFFER, PRORATION AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
  NEW YORK CITY TIME, ON OCTOBER 29, 2001 UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

              Chase Manhattan Trust Company, National Association

                            Facsimile Transmission
                       (for Eligible Institutions only)
                                (215) 972-1685

                Confirm receipt of Facsimile by Telephone only:
                                (215) 988-1319

           By Mail:                By Overnight Delivery:           By Hand Delivery:
        P.O. Box 2320          2001 Bryan Street, 10th Floor      (9:00 a.m.--5:00 p.m.
   Dallas, Texas 75221-2320         Dallas, Texas 75201            New York City Time)
Attention: Institutional Trust Attention: Institutional Trust        55 Water Street
           Services                       Services               Room 234, North Building
                                                                 New York, New York 10041
                                                              Attention: Institutional Trust
                                                                    Securities Window

   Delivery of this Letter of Transmittal to an address, or transmission via facsimile to a number, other than as set forth above will not constitute valid delivery.

                                 -------------

   The instructions contained herein and in the Offer to Purchase (as defined herein) should be read carefully before this Letter of Transmittal is completed.

   List in the box entitled "Description of Notes" on page 2 hereof certificate numbers and principal amounts of Notes being tendered and the tender price for 51/2% Convertible Subordinated Notes due 2004 of Internet Capital Group, Inc. (the "Notes") at a price not greater than $250 nor less than $200 per $1,000 principal amount, plus accrued and unpaid interest thereon to, but not including, the date of purchase.

   The lowest price in the price range listed above is referred to as the "Minimum Offer Price" for the Notes. The maximum aggregate principal amount listed above is referred to as the "Offer Amount" for the Notes.

   The CUSIP and other clearing reference number(s) for the Notes are: CUSIP No. 46059C AA4 and ISIN No. US46059C AA 45.

   List below the Notes to which this Letter of Transmittal relates and either
(a) specify the price (in multiples of $5 per $1,000 principal amount at which the Notes are being tendered), within the range specified above for the Notes, or (b) do not specify a price, in which case the holder will be deemed to have specified the Minimum Offer Price for the Notes being tendered and to accept the Purchase Price (as defined in the Offer to Purchase) determined by Purchaser with respect to the terms of the Offer. If the space provided below is inadequate, list the certificate numbers, principal amounts and tender prices of the Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.


                         DESCRIPTION OF NOTES TENDERED
                              (See Instruction 4)
         ---------------------------------------------------------------
          Name(s) and                CERTIFICATES ENCLOSED
          Address(es)          (attach signed list if necessary)
          of Registered  ----------------------------------------------
          holder(s) or
          Name of DTC
          Participant
              and
          Participant's               Principal  Principal   Price at
          DTC Account                 Amount of  Amount of  Which Notes
           Number in     Certificate    Notes      Notes     Are Being
          which Notes    Number(s)*  Represented Tendered** Tendered***
            are Held     ----------- ----------- ---------- -----------
          (Please fill   ----------- ----------- ---------- -----------
           in blank)     ----------- ----------- ---------- -----------
                         ----------- ----------- ---------- -----------

  Indicate in this box the order (by certificate number) in which Notes are to be purchased in the event of proration. If you do not designate an order, in the event less than all Notes tendered are purchased due to proration, Notes will be selected for purchase by the Depositary. Attach additional signed list if necessary.
  1st       2nd       3rd       4th

    *  Need not be completed by holders tendering by book-entry transfer.
    ** Unless otherwise indicated, it will be assumed that the entire aggregate principal amount, represented by the Notes specified above is being tendered.
    ***Each tender price must be in multiples of $5 per $1,000 principal amount, and within the price range for the Notes subject to the Offer. In the event no tender price is specified, the holder will be deemed to have tendered the Notes at the Minimum Offer Price.

   The names and addresses of the holders should be printed exactly as they appear on the certificates representing Notes tendered hereby. The Notes and the principal amount of Notes represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

   HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE PURCHASE PRICE PER $1,000 PRINCIPAL AMOUNT OF NOTES PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES ON OR PRIOR 12:00 MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 29, 2001 UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").

[_]CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK- ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
   FOLLOWING:

Name of Tendering Institution: ________________________________________________
Account Number with DTC: ______________________________________________________
Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF NOTES ARE BEING TENDERED PURSUANT TO NOTICE OF GUARANTEED
   DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________
Window Ticket No. (if any): ___________________________________________________
Date of Execution of Notice of Guaranteed Delivery: ___________________________ Name of Institution that Guaranteed Delivery: _________________________________ If delivery is by book-entry transfer, give the following information:
Account Number of DTC: ________________________________________________________
Transaction Code Number: ______________________________________________________

   By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase, dated October 1, 2001 (the "Offer to Purchase") of Internet Capital Group, Inc., a Delaware corporation ("Purchaser"). This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") together with the Offer to Purchase, (and any amendments or supplements to the Offer to Purchase and this Letter of Transmittal) constitutes the "Offer" with respect to the Notes. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

   This Letter of Transmittal is to be used by holders if (a) certificates representing Notes are to be physically delivered to the Depositary herewith by holders or (b) tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depositary Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes--Tender of Notes Held Through DTC," by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Notes. Delivery of documents to DTC does not constitute delivery to the Depositary.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

   The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase and this Letter of Transmittal must be directed to Credit Suisse First Boston Corporation, the Dealer Manager for the Offer, or D. F. King & Co., Inc., the Information Agent, in each case at the respective addresses and telephone numbers set forth on the back cover page of this Letter of Transmittal. See Instruction 12 below.

   Holders that are tendering by book-entry transfer to the Depositary's account at DTC must execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which this Offer will be eligible. DTC participants that are accepting the Offers must transmit their acceptances to DTC, which will verify the acceptances and execute a book-entry delivery to the Depositary's DTC account. DTC will then send an Agent's Message to the Depositary for its acceptance.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Purchaser the principal amount of the Notes indicated in the box entitled "Description of Notes Tendered" on page 2.

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of the Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of the Notes and the indenture under which the Notes were issued) and releases and discharges Purchaser from any and all claims such holders may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to such Notes, to participate in any redemption or defeasance of the Notes or to be entitled to any of the benefits under the indenture. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of Purchaser) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Purchaser, (b) present such Notes for transfer of ownership on the books of Purchaser and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

     The undersigned understands that tenders of Notes may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time prior to the Expiration Date, but the Purchase Price shall not be payable in respect of Notes so withdrawn.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such Notes are accepted for purchase and payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by Purchaser will constitute a binding agreement between the undersigned and Purchaser.

     For purposes of the Offer, the undersigned understands that Purchaser will be deemed to have accepted for payment validly tendered Notes if, as and when Purchaser gives written notice thereof to the Depositary.

     The undersigned understands that Purchaser's obligation to accept for payment, and to pay for, Notes validly tendered pursuant to the Offer is subject to satisfaction of certain conditions set forth in Section 9 of the Offer to Purchase under the caption "Conditions to the Offer." Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Purchaser or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Purchaser, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Depositary for the Purchase Price for any Notes tendered hereby (together with accrued and unpaid interest thereon to, but not including, the date of purchase) that are purchased, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price (together with accrued and unpaid interest thereon to, but not including, the date of purchase) and/or return any certificates representing Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under "Description of Notes Tendered." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Purchase Price (together with accrued and unpaid interest thereon to, but not including, the date of purchase) and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that Purchaser does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the holder thereof if Purchaser does not accept for purchase any of the Notes so tendered.

                               PLEASE SIGN HERE
                   (To Be Completed By All Tendering Holders
     Regardless of Whether Notes Are Being Physically Delivered Herewith,
          Unless an Agent's Message Is Delivered In Connection With a
                            Book-Entry Transfer of
                                  Such Notes)

     This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by the registered holder(s) of Notes exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Purchaser of such person's authority to so act. See Instruction 5 below.

     If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy.

  X ___________________________________________________________________________

  X ___________________________________________________________________________
              (Signature(s) of Holder(s) or Authorized Signatory)

  Dated: _______________________, 2001.

  Name(s): ____________________________________________________________________
  _____________________________________________________________________________
                                (Please Print)

  Capacity: ___________________________________________________________________

  Address: ____________________________________________________________________
  _____________________________________________________________________________
                             (Including Zip Code)

  Area Code and Telephone No.: ________________________________________________

  Tax Identification or Social Security Number; _______________________________

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                              SIGNATURE GUARANTEE
                       (See Instructions 1 and 6 below)
    __________________________________________________________________________
        (Name of Medallion Signature Guarantor Guaranteeing Signature)
    __________________________________________________________________________
(Address (including zip code) and Telephone Number (including area code) of
                                     Firm)
    __________________________________________________________________________
                            (Authorized Signature)
    __________________________________________________________________________
                                (Printed Name)
    __________________________________________________________________________
                                    (Title)

  Date: ________________________, 2001.


         SPECIAL. PAYMENT INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 4, 5, 6 and 7)                     (See Instructions 4, 5, 6 and 7)
To be completed ONLY if certificates for Notes        To be completed ONLY if certificates for Notes
not tendered or purchased and/or checks               in a principal amount not tendered or not
constituting payments for Notes to be                 accepted for purchase and/or checks
purchased in connection with the Offer are to         constituting payment for Notes to be purchased
be issued to the order of someone other than          in connection with the Offer are to be sent to
the person or persons whose signature(s)              someone other than the person or persons
appear(s) within this Letter of Transmittal or if     whose signature(s) appear(s) within this Letter
Notes tendered hereby and delivered by book-          of Transmittal or to an address different from
entry transfer which are not purchased are to         that shown in the box entitled "Description of
be returned by credit to an account or the            Notes Tendered" within this Letter of
Book-Entry Transfer Facility other than that          Transmittal.
designated above.                                       Mail:  [_] Check
  Issue: [_] Check                                             [_] Certificate(s) to:
         [_] Certificate(s) to:
                                                        Name
  Name                                                                (Please Print)
                 (Please Print)
                                                        Address:
  Address:
                                                      -----------------------------------------------
-------------------------------------------------                     (Please Print)
                 (Please Print)
                                                      -----------------------------------------------
-------------------------------------------------                        Zip Code
                    Zip Code

  Taxpayer Identification or Social Security
  Number (See Substitute Form W-9 herein)
  [_] Credit Notes delivered by book-entry transfer and not purchased to the account set forth below:

  Account Number

------------------------------------------------------------------------------------------------------

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required if the Notes tendered are tendered and delivered (a) by a registered holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Delivery Instructions" on the Letter of Transmittal, or (b) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"). Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes with respect to Notes so registered. See Item 6, "Procedures for Tendering Notes," in the Offer to Purchase.

2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Notes if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offer to Purchase under Item 6, "Procedures for Tendering Notes." For a holder validly to tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date and either (a) certificates representing such Notes must be received by the Depositary at its address or
(b) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Offer to Purchase under Item 6, "Procedures for Tendering Notes" and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Expiration Date.

     The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through the DTC and acceptance of Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary.

     No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

3. Withdrawal of Tenders; Amendment and Extension. A tender of Notes pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless already accepted for payment by Purchaser pursuant to the Offer, may be withdrawn at any time after 12:00 midnight, New York City time, on November 30, 2001, but no consideration shall be payable in respect of Notes so withdrawn. Except as otherwise provided in this Instruction 3, tenders of Notes pursuant to the Offer are irrevocable.

     If, for any reason whatsoever, acceptance for payment of, or payment for, any Notes tendered pursuant to the Offer is delayed (whether before or after Purchaser's acceptance for payment of Notes) or Purchaser is unable to accept for payment or pay for the Notes tendered pursuant to the Offer, Purchaser may (without prejudice to its rights set forth herein) instruct the Depositary to retain tendered Notes, and such Notes may not be withdrawn (subject to Rule 14e-1(c) under the Exchange Act, which requires that the Offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

     For a withdrawal of tendered Notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary prior to the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (a) specify the name of the holder who tendered the Notes to be withdrawn, (b) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes, and (c) be signed by the holder of such Notes in the same manner as the original signature on the Letter of Transmittal by which such Notes were tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Depositary that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not effected.

     Any permitted withdrawal of tendered Notes may not be rescinded and any Notes properly withdrawn will thereafter be deemed not validly tendered; provided, however, that properly withdrawn Notes may be re-tendered, by again following one of the appropriate procedures described in Instruction 6, "Procedures for Tendering Notes" in the Offer to Purchase, at any time on or prior to the Expiration Date.

     Any Notes that have been tendered pursuant to the Offer but that are not purchased will be returned to the holder thereof without cost to such holder as soon as practicable following the earlier to occur of the Expiration Date or the date on which that Offer is terminated without any Notes being purchased thereunder.

     All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Purchaser, in Purchaser's sole discretion (whose determination shall be final and binding). None of Purchaser, the Depositary, the Dealer Manager, the Information Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

     If Purchaser makes a material change in the terms of the Offer or the information concerning the Offer or waives a material condition of the Offer, Purchaser will disseminate additional materials relating to the Offer and extend the Offer to the extent required by law. In addition, Purchaser may, if it deems appropriate, extend the Offer for any other reason. In addition, if the consideration to be paid in the Offer is increased or decreased or the principal amount of Notes subject to the Offer is increased or decreased, that Offer will remain open at least 10 business days from the date Purchaser first gives notice of such increase or decrease to holders of Notes subject to the Offer, by press release or otherwise.

4. Partial Tenders. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes Tendered" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered or not accepted for purchase, certificates for the principal amount of Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6) promptly after the Notes are accepted for purchase.

5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Notes.

     IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

     If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal is signed by the registered holder, the certificates for any principal amount of Notes not tendered or accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Notes, nor provide a separate bondpower. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to Purchaser of their authority to so act must be submitted with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered holder(s) of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

     Endorsements on certificates for Notes, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

6. Special Payment and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered holder of the Notes tendered. For holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

7. Backup Withholding; Substitute Form W-9; Form W-8. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and to applicable federal income tax backup withholding on the payment made to the holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN, the Depositary will withhold the applicable backup withholding amount from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary. In any case, 60 days after the Payment Date the Depositary will remit the withheld amount to the Internal Revenue Service ("IRS"). Each tendering holder that is a foreign person, including entities, must submit an appropriate properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY ("Form W-8") certifying, under penalties of perjury, to such holder's foreign status in order to establish an exemption from backup withholding. An appropriate form W-8 can be obtained from the Information Agent or from the IRS electronically by means of its home page on the Internet at "www.irs.gov."

8. Transfer Taxes. Purchaser will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered holder of Notes tendered hereby. Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by Purchaser in Purchaser's sole discretion (whose determination shall be final and binding). Purchaser reserves the right to reject any or all tenders of any Notes determined by it not to be in proper form or if the acceptance for payment of, or payment for, such Notes may, in the opinion of Purchaser's counsel, be unlawful. Purchaser also reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or to waive any defect or irregularity in any tender with respect to Notes of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Purchaser's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. None of Purchaser, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Purchaser waives its right to reject a defective tender of Notes, the holder will be entitled to the Purchase Price.

10. Waiver of Conditions. Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time.

11. Mutilated, Lost, Stolen, or Destroyed Certificates for Notes. If a holder desires to tender Notes, but the certificates for Notes have been mutilated, lost, stolen or destroyed, such holder should contact Chase Manhattan Trust Company, National Association at 1650 Market Street, Suite 5210, Philadelphia, PA 19103 by telephone at (215) 988-1319 or by facsimile at (215) 972-1685 to receive information about the procedures for obtaining replacement certificates for Notes.

12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from, either the Dealer Manager or the Information Agent, whose addresses and telephone numbers appear on the last page hereto.

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payor) with such holder's correct TIN on substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number or individual taxpayer identification number, as the case may be. If the Depositary is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary an appropriate, properly completed Internal Revenue Service Form W-8 signed under penalties of perjury, certifying to that holder's foreign status. An appropriate Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold the applicable backup withholding amount of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the holder is required to provide the Depositary with either (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Depositary

     The holder is required to give the Depositary the TIN (e.g., social security number, individual taxpayer identification number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

       PAYOR'S NAME: Chase Manhattan Trust Company, National Association

SUBSTITUTE               Part 1--PLEASE PROVIDE             Social Security Number
FORM W-9                         YOUR TIN IN THE            (or Individual Taxpayer
                                 BOX AT RIGHT AND           Identification Number)
                                 CERTIFY BY                 (If awaiting TIN, write "Applied
                                 SIGNING AND                For")
                                 DATING BELOW                      or
                                                            Employer Identification Number
                                                            (If awaiting TIN, write "Applied
                                                            For")
                         --------------------------------------------------------------------
Department of the        Part 2 -- Certification -- Under   Part 3 --
Treasury                 Penalties of Perjury, I Certify
Internal Revenue Service that:                              Awaiting TIN [_]
Payer's Request for      (1) The number shown on this
Taxpayer Identification  form is my correct Taxpayer
Number (TIN)             Identification Number (or I am
                         waiting for a number to be
                         issued to me), and
                         (2) I am not subject to backup
                         withholding because (a) I am
                         exempt from backup withholding
                         or (b) I have not been notified by
                         the Internal Revenue Service
                         ("IRS") that I am subject to
                         backup withholding as a result of
                         failure to report all interest or
                         dividends, or (c) the IRS has
                         notified me that I am no longer
                         subject to backup withholding,
                         and
                         (3) I am a U.S. person (including
                         a U.S. resident alien)

--------------------------------------------------------------------------------
 Certificate instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on you tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

 SIGNATURE                   DATE       , 2001

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

 SIGNATURE                   DATE       , 2001

   Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Offer to Purchase may be directed to the Information Agent or the Dealer Manager at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                            D. F. King & Co., Inc.

                                77 Water Street
                              New York, NY 10005

                Banks and Brokers Call Collect: (212) 269-5550
                   All Others Call Toll Free: (800) 290-6433

                     The Dealer Manager for the Offer is:

                    Credit Suisse First Boston Corporation

                             Eleven Madison Avenue
                         New York, New York 10010-3629

                           Toll Free: (800) 820-1653
                                      or
                         Call Collect: (212) 538-8474